UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                ------------------------------------------------

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  June 23, 2006

                        ROFIN-SINAR TECHNOLOGIES INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware               000-21377              38-3306461
-----------------------------    ----------------       --------------------
(State of other jurisdiction     (Commission File       (I.R.S. Employer
 of incorporation)                 Number)              Identification No.)


         40984 Concept Drive, Plymouth, MI                 48170
      ----------------------------------------         ------------
      (Address of principal executive offices)          (Zip Code)


                              (734) 455-5400
        -----------------------------------------------------------
          (Registrant's telephone number, including area code)

                               Not Applicable
        -----------------------------------------------------------
          (Former name, former address and former fiscal year,
                     if changed since last report)


















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            SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 22, 2006, Rofin-Sinar Technologies Inc. issued a press release announcing changes within the Executive Management Team.



            SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


Item 9.01  Financial Statements and Exhibits

Exhibit Number           Description
---------------          -------------
99.1	Press release dated June 22, 2006


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Rofin-Sinar Technologies Inc.
                               ---------------------------------
                                     (Registrant)

   Date:   June 23, 2006       /s/  Gunther Braun
                               ---------------------------------
                                    Gunther Braun
                              President, Chief Executive Officer,
                              and Director




















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                           Exhibit Index

Exhibit Number           Description
---------------          -------------
99.1                    Press release dated June 22, 2006, announcing
                         changes within the Executive Management Team.












































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